                                 EXHIBIT (6)(b)
         REVISED SCHEDULES A-E TO THE DISTRIBUTION AGREEMENT BETWEEN THE
                 REGISTRANT AND THE ONE GROUP SERVICES COMPANY.

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY


NAME OF THE FUND
----------------

MONEY MARKET FUNDS
------------------
U.S. Treasury Securities Money Market Fund
Prime Money Market Fund
Municipal Money Market Fund (formerly Tax-Free Money Market Portfolio) Ohio Municipal Money Market Fund
Michigan Municipal Money Market Fund Cash Management Money Market Fund Institutional Prime Money Market Fund
Treasury Money Market Fund
Treasury Only Money Market Fund
Treasury Cash Management Money Market Fund
Treasury Prime Cash Management Money Market Fund
U.S. Government Cash Management Money Market Fund
Municipal Cash Management Money Market Fund
Government Money Market Fund
Tax Exempt Money Market Fund

EQUITY FUNDS
------------
Equity Income Fund
Mid Cap Value Fund
Mid Cap GrowthFund
International Equity Index Fund
Large Cap Value Fund
Equity Index Fund
Balanced Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Investor Aggressive Growth Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

Fixed Income Funds
------------------
Income Bond Fund (formerly Income Portfolio)
Short-Term Bond Bond Fund
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund

Treasury & Agency Fund
High Yield Bond Fund
Bond Fund
Municipal Income Fund (formerly Tax Free Bond Fund)
Texas Municipal Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Investor Fixed Income Fund


THE ONE GROUP(R)                                 THE ONE GROUP SERVICES COMPANY


By:  /s/William J. Tomko                         By: /s/Mark S. Redman
     ---------------------                           -----------------

Date:  November 23, 1998                         Date: November 23, 1998
       -----------------------                         -----------------

                                   SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

NAME OF THE FUND
----------------

EQUITY FUNDS
------------
Equity Income Fund
Mid Cap Value Fund
Mid Cap GrowthFund
International Equity Index Fund
Equity Index Fund
Large Cap Value Fund
Balanced Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Investor Aggressive Growth Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

FIXED INCOME FUNDS
------------------
Income Bond Fund (formerly Income Portfolio)
Short-Term Bond Bond Fund
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund
High Yield Bond Fund
Bond Fund
Investor Fixed Income Fund
Treasury & Agency Fund
Municipal Income Fund (formerly Tax Free Bond Fund)
Texas Municipal Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund

Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund





THE ONE GROUP(R)                             ONE GROUP SERVICES COMPANY

By: /s/William J. Tomko                      By:  /s/Mark S. Redman
    -------------------                           -----------------

Title:  Treasurer                            Title:  President
        ---------------                              --------------

                                   SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                            DISTRIBUTION PLAN SHARES
                            ------------------------

NAME OF THE FUND
----------------

MONEY MARKET FUNDS
------------------
U.S. Treasury Securities Money Market Fund -- Service Class Shares
U.S. Treasury Securities Money Market Fund -- Class A Shares
Prime Money Market Fund -- Class A Shares
Prime Money Market Fund -- Service Class Shares
Municipal Money Market Fund (formerly Tax-Free Money Market Portfolio) -- Class A Shares
Municipal Money Market Fund (formerly Tax-Free Money Market Portfolio) -- Service Class Shares
Ohio Municipal Money Market Fund -- Class A Shares
Ohio Municipal Money Market Fund -- Service Class Shares
Michigan Municipal Money Market Fund -- Class A Shares
Michigan Municipal Money Market Fund -- Service Class Shares
Cash Management Money Market Fund -- Class A Shares
Treasury Cash Management Money Market Fund -- Class A Shares
Treasury Prime Cash Management Money Market Fund -- Class A Shares
U.S. Government Cash Management Money Market Fund -- Class A Shares
Municipal Cash Management Money Market Fund -- Class A Shares

EQUITY FUNDS
------------
Equity Income Fund -- Class A Shares
Mid Cap Value Fund -- Class A Shares
Mid Cap GrowthFund -- Class A Shares
International Equity Index Fund -- Class A Shares
Large Cap Value Fund -- Class A Shares
Equity Index Fund -- Class A Shares
Balanced Fund -- Class A Shares
Large Cap Growth Fund -- Class A Shares
Diversified Equity Fund -- Class A Shares
Small Cap Growth Fund  -- Class A Shares
Diversified Mid Cap Fund  -- Class A Shares
Small Cap Value Fund  -- Class A Shares
Diversified International Fund  -- Class A Shares
Market Expansion Index Fund  -- Class A Shares
Investor Aggressive Growth Fund -- Class A Shares
Investor Growth Fund -- Class A Shares
Investor Growth and Income Fund -- Class A Shares
Investor Balanced Fund -- Class A Shares
Investor Conservative Growth Fund -- Class A Shares

FIXED INCOME FUNDS
------------------
Income Bond Fund (formerly Income Portfolio) -- Class A Shares
Short-Term Bond Bond Fund -- Class A Shares
Government Bond Fund -- Class A Shares
Ultra Short-Term Bond Fund -- Class A Shares
Treasury & Agency Fund -- Class A Shares
High Yield Bond Fund  -- Class A Shares
Bond Fund  -- Class A Shares
Intermediate Tax-Free Bond Fund -- Class A Shares
Ohio Municipal Bond Fund -- Class A Shares
Intermediate Bond Fund -- Class A Shares
Arizona Municipal Bond Fund -- Class A Shares
Louisiana Municipal Bond Fund -- Class A Shares
Michigan Municipal Bond Fund  -- Class A Shares
Short-Term Municipal Bond Fund  -- Class A Shares
Tax-Free Bond Fund  -- Class A Shares
Municipal Income Fund (formerly Tax Free Bond Fund) -- Class A Shares Texas Municipal Bond Fund -- Class A Shares
West Virginia Municipal Bond Fund -- Class A Shares
Kentucky Municipal Bond Fund
Investor Fixed Income Fund -- Class A Shares


THE ONE GROUP(R)                              THE ONE GROUP SERVICES COMPANY


By: /s/William J. Tomko                       By: /s/Mark S. Redman
   -------------------------                      --------------------------
Date:   November 23, 1998                     Date:  November 23, 1998
        -----------------                            -----------------

                                   SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                                  CDSC CLASSES
                                  ------------

NAME OF THE FUND
----------------

MONEY MARKET FUNDS
------------------
U.S. Treasury Securities Money Market Fund -- Class B Shares
Prime Money Market Fund -- Class B Shares

Equity Funds
------------
Equity Income Fund -- Class B Shares
Mid Cap Value Fund -- Class B Shares
Mid Cap Growth Fund -- Class B Shares
International Equity Index Fund -- Class B Shares
Large Cap Value Fund -- Class B Shares
Equity Index Fund -- Class B Shares
Balanced Fund-- Class B Shares
Large Cap Growth Fund -- Class B Shares
Diversified Equity Fund -- Class B Shares
Small Cap Growth Fund  -- Class B Shares
Diversified Mid Cap Fund  -- Class B Shares
Small Cap Value Fund  -- Class B Shares
Diversified International Fund  -- Class B Shares
Market Expansion Index Fund  -- Class B Shares
Investor Aggressive Growth Fund -- Class B Shares
Investor Growth Fund -- Class B Shares
Investor Growth and Income Fund -- Class B Shares
Investor Balanced Fund -- Class B Shares
Investor Conservative Growth Fund -- Class B Shares

Fixed Income Funds
------------------
Income Bond Fund (formerly Income Portfolio) -- Class B Shares
Short-Term Bond Bond Fund -- Class B Shares
Treasury & Agency Fund -- Class B Shares
Government Bond Fund -- Class B Shares
Ultra Short-Term Bond Fund -- Class B Shares
Intermediate Bond Fund -- Class B Shares
High Yield Bond Fund  -- Class B Shares
Bond Fund  -- Class B Shares
Intermediate Tax-Free Bond Fund -- Class B Shares
Ohio Municipal Bond Fund -- Class B Shares
Michigan Municipal Bond Fund  -- Class B Shares
Short-Term Municipal Bond Fund  -- Class B Shares
Tax-Free Bond Fund  -- Class B Shares
Municipal Income Fund -- Class B Shares
Texas Municipal Bond Fund -- Class B Shares
West Virginia Municipal Bond Fund -- Class B Shares

Kentucky Municipal Bond Fund -- Class B Shares
Arizona Municipal Bond Fund -- Class B Shares
Louisiana Municipal Bond Fund -- Class B Shares
Investor Fixed Income Fund -- Class B Shares



THE ONE GROUP(R)                              THE ONE GROUP SERVICES COMPANY


By:   /s/William J. Tomko                     By:   /s/Mark S. Redman
      -------------------                           -----------------

Date:  November 23, 1998                      Date: November 23, 1998
       --------------------                         -----------------

                                   SCHEDULE E
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY

                                  CDSC CLASSES
                                  ------------

NAME OF THE FUND
----------------

EQUITY FUNDS
------------

Income Equity Fund - Class C Shares
Disciplined Value Fund - Class C Shares
Growth Opportunities Fund - Class C Shares
Equity Index Fund - Class C Shares
Large Company Value Fund - Class C Shares
Asset Allocation Fund - Class C Shares
International Equity Index Fund - Class C Shares
Large Company Growth Fund - Class C Shares
Value Growth Fund - Class C Shares
Small Cap Growth Fund - Class C Shares
Diversified Mid Cap Fund  -- Class C Shares
Small Cap Value Fund  -- Class C Shares
Diversified International Fund  -- Class C Shares
Market Expansion Index Fund -- Class C Shares
Investor Aggressive Growth Fund -- Class C Shares
Investor Growth Fund -- Class C Shares
Investor Growth & Income Fund -- Class C Shares
Investor Balanced Fund -- Class C Shares
Investor Conservative Growth Fund -- Class C Shares

Fixed Income Funds
------------------
Income Bond Fund (formerly Income Portfolio) -- Class C Shares
Limited Volatility Bond Fund -- Class C Shares
Government Bond Fund -- Class C Shares
Ultra Short-Term Income Fund (formerly Government ARM Fund) -- Class C Shares Treasury & Agency Fund -- Class C Shares
High Yield Bond Fund  -- Class C Shares
Bond Fund  -- Class C Shares
Intermediate Tax-Free Bond Fund -- Class C Shares
Ohio Municipal Bond Fund -- Class C Shares
Intermediate Bond Fund -- Class C Shares
Arizona Municipal Bond Fund -- Class C Shares
Louisiana Municipal Bond Fund -- Class C Shares
Michigan Municipal Bond Fund  -- Class C Shares
Short-Term Municipal Bond Fund  -- Class C Shares
Municipal Bond Fund  -- Class C Shares
Municipal Income Fund (formerly Tax Free Bond Fund) -- Class C Shares
Texas Municipal Bond Fund -- Class C Shares
West Virginia Municipal Bond Fund -- Class C Shares

Kentucky Municipal Bond Fund
Investor Fixed Income Fund -- Class C Shares



Money Market Funds
------------------
Prime Money Market Fund - Class C Shares
U.S. Treasury Securities Money Market Fund - Class C Shares
Municipal Money Market Fund - Class C Shares
Ohio Municipal Money Market Fund - Class C Shares
Michigan Municipal Money Market Fund - Class C Shares




THE ONE GROUP(R)                           THE ONE GROUP SERVICES COMPANY


By:    /s/ William J. Tomko                By:  /s/Mark S. Redman
    --------------------------                ----------------------

Date: November 23, 1998                    Date:   November 23, 1998
      ------------------------                     -----------------